UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 26, 2016
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36505 (Commission File Number)	46-5001985 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.    Entry into a Material Definitive Agreement.

Underwriting Agreement

On July 26, 2016, Viper Energy Partners LP (the “Partnership”), a subsidiary of Diamondback Energy, Inc. (“Diamondback”), entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Partnership, Viper Energy Partners GP LLC (the “General Partner”), Viper Energy Partners LLC (“OpCo” and, together with the Partnership and the General Partner, the “Partnership Parties”) and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Partnership and the purchase by the Underwriters, of 7,000,000 common units representing limited partner interests in the Partnership (the “Firm Unit Offering”) at a purchase price to the public of $16.00 per common unit. Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters an option for a period of 30 days to purchase up to an additional 1,050,000 common units to cover over-allotments on the same terms (the “Optional Unit Offering” and, together with the Firm Unit Offering, the “Offering”). In the Firm Unit Offering, Diamondback purchased 2,000,000 common units from the Underwriters at $15.60 per unit, which is the price per common unit paid by the Underwriters to the Partnership. Following the Firm Unit Offering, Diamondback had an approximate 84% limited partner interest in the Partnership.

The Firm Unit Offering closed on August 1, 2016. The Partnership received net proceeds of approximately $109.0 million (after deducting underwriting discounts and commissions and estimated offering expenses) from the Firm Unit Offering. The Partnership intends to use the net proceeds of the Firm Unit Offering to repay a portion of the outstanding borrowings under the Partnership’s revolving credit facility and to fund the purchase price of the Partnership’s recently announced pending acquisition of mineral interests in the Delaware Basin (the “Pending Acquisition”). If the Pending Acquisition is not consummated in its entirety or at all, the Partnership intends to use any net proceeds that otherwise would have been used to fund the purchase price of the Pending Acquisition for general corporate purposes, which may include future acquisitions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership Parties and customary conditions to closing, obligations of the parties and termination provisions. The Partnership Parties have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Offering was made pursuant to the Partnership’s effective shelf registration statement on Form S-3 (File No. 333-205432), filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2015 and declared effective by the SEC on July 13, 2015 (the “Shelf Registration Statement”), and a prospectus, which consists of a base prospectus, dated as of July 13, 2015, a preliminary prospectus supplement, filed with the SEC on July 25, 2016, and a final prospectus supplement, filed with the SEC on July 28, 2016 (collectively, the “Prospectus”).

As more fully described under the caption “Underwriting” in the Prospectus, the Underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The Underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the Partnership and its affiliates, for which they received or may in the future receive customary fees and expenses. An affiliate of one of the Underwriters, Wells Fargo Securities, LLC, is a lender under the Partnership’s revolving credit facility and therefore will receive a portion of the net proceeds from the Offering.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 7.01. Regulation FD Disclosure.

On July 26, 2016, the Partnership announced that it had priced the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events.

In connection with the Firm Unit Offering, the Partnership is filing two legal opinions of Akin Gump Strauss Hauer & Feld LLP, one regarding the legality of the common units issued in the Firm Unit Offering and the other regarding certain federal income tax matters, attached as Exhibits 5.1 and 8.1, respectively, to this Current Report on Form 8-K, to incorporate such opinions by reference into the Shelf Registration Statement.

Item 9.01.    Financial Statements and Exhibits.

Exhibits

Number	Exhibit
1.1*
Underwriting Agreement, dated as of July 26, 2016, by and among Viper Energy Partners LP, Viper Energy Partners GP LLC, Viper Energy Partners LLC and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

5.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the common units issued in the Firm Unit Offering.
8.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters.
23.1*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1 hereto).
23.2*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1 hereto).
99.1**	Press release dated July 26, 2016.

*	Filed herewith.
**	Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

		By:	Viper Energy Partners GP LLC, its general partner
Date:	August 1, 2016

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Senior Vice President and Assistant Secretary

Exhibit Index

Number	Exhibit
1.1*
Underwriting Agreement, dated as of July 26, 2016, by and among Viper Energy Partners LP, Viper Energy Partners GP LLC, Viper Energy Partners LLC and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

5.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the common units issued in the Firm Unit Offering.
8.1*	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters.
23.1*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1 hereto).
23.2*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1 hereto).
99.1**	Press release dated July 26, 2016.

*	Filed herewith.
**	Furnished herewith.